UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10593

Morgan Stanley Institutional Fund of Hedge Funds LP

(Exact name of Registrant as specified in Charter)

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Amy Doberman, Esq.

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

(Name and address of agent for service)

COPY TO:

Leonard B. Mackey, Jr., Esq.

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS. The Registrant’s annual report transmitted to limited partners pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

MORGAN STANLEY
INSTITUTIONAL FUND OF HEDGE
FUNDS LP

Financial Statements with Report of
Independent Registered Public Accounting Firm

For the Year Ended December 31, 2007

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Financial Statements with Report of

Independent Registered Public Accounting Firm

For the Year Ended December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors of

Morgan Stanley Institutional Fund of Hedge Funds LP

We have audited the accompanying statement of assets, liabilities and partners’ capital of Morgan Stanley Institutional Fund of Hedge Funds LP (the “Partnership”), including the schedule of investments, as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, and the statements of changes in partners’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Partnership’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian, management of the investment funds and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Morgan Stanley Institutional Fund of Hedge Funds LP at December 31, 2007, the results of its operations and its cash flows for the year then ended, and the changes in its partners’ capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 26, 2008

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2007

Assets
Investments in investment funds, at fair value (cost $2,537,501,317)	$3,156,815,308
Short-term investments (cost $25,917,887)	25,917,887
Receivable for investments sold	168,950,444
Prepaid investments in investment funds	130,000,000
Due from Morgan Stanley Institutional Cayman Fund LP	167,406
Other assets	209,766

Total assets	3,482,060,811

Liabilities
Capital contributions received in advance	119,000,000
Line of credit payable	111,500,000
Payable for capital repurchases	48,226,513
Management fee payable	2,946,698
Directors’ fee payable	5,757
Accrued expenses and other liabilities	5,306,515

Total liabilities	286,985,483

Net assets	$3,195,075,328

Partners’ capital
Represented by:
Net capital	$2,575,761,337
Accumulated net unrealized appreciation on investments	619,313,991

Total partners’ capital	$3,195,075,328

The accompanying notes are an integral part of these financial statements and should not be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Operations

For the Year Ended December 31, 2007

Investment income
Interest	$530,033
Dividend	82,694

Total investment income	612,727

Expenses
Management fees	16,990,685
Interest expense	1,720,019
Accounting, administration and tax fees	1,253,925
Custody fees	616,111
Insurance expense	323,814
Professional fees	202,708
Directors’ fees	45,401
Other	270,767

Total expenses	21,423,430

Net investment loss	(20,810,703)

Realized and unrealized gain from investments
Net realized gain from investments in investment funds	82,221,921

Net realized gain from investments	82,221,921

Net change in unrealized appreciation/depreciation on investments in investment funds	201,738,448

Net change in unrealized appreciation/depreciation on investments	201,738,448

Net realized and unrealized gain from investments	283,960,369

Net increase in partners’ capital resulting from operations	$263,149,666

The accompanying notes are an integral part of these financial statements and should not be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Statements of Changes in Partners’ Capital

	General Partner	Limited Partners	Total
Partners’ capital at December 31, 2005	$25,832,508	$1,975,237,484	$2,001,069,992

For the year ended December 31, 2006
Increase (decrease) in partners’ capital:
From operations
Net investment loss	(124,952)	(14,904,360)	(15,029,312)
Net realized gain from investments	547,913	43,132,790	43,680,703
Net change in unrealized appreciation/depreciation on investments	869,426	192,118,187	192,987,613

Net increase in partners’ capital resulting from operations	1,292,387	220,346,617	221,639,004

From partners’ capital transactions
Capital contributions	—	612,965,753	612,965,753
Capital repurchases	(27,132,075)	(43,702,571)	(70,834,646)
Re-allocation of performance incentive	532,571	(532,571)	—

Net increase (decrease) in partners’ capital from capital transactions	(26,599,504)	568,730,611	542,131,107

Total increase (decrease) in partners’ capital	(25,307,117)	789,077,228	763,770,111

Partners’ capital at December 31, 2006	$525,391	$2,764,314,712	$2,764,840,103

For the year ended December 31, 2007
Increase (decrease) in partners’ capital:
From operations
Net investment loss	$(4,090)	$(20,806,613)	$(20,810,703)
Net realized gain from investments	16,231	82,205,690	82,221,921
Net change in unrealized appreciation/depreciation on investments	38,072	201,700,376	201,738,448

Net increase in partners’ capital resulting from operations	50,213	263,099,453	263,149,666

From partners’ capital transactions
Capital contributions	—	457,810,009	457,810,009
Capital repurchases	—	(290,724,450)	(290,724,450)
Re-allocation of performance incentive	107,271	(107,271)	—

Net increase in partners’ capital from capital transactions	107,271	166,978,288	167,085,559

Total increase in partners’ capital	157,484	430,077,741	430,235,225

Partners’ capital at December 31, 2007	$682,875	$3,194,392,453	$3,195,075,328

The accompanying notes are an integral part of these financial statements and should not be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Cash Flows

For the Year Ended December 31, 2007

Cash flows from operating activities
Net increase in partners’ capital resulting from operations	$263,149,666
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation/depreciation on investments in investment funds	(201,738,448)
Net realized gain from investments in investment funds	(82,221,921)
Purchase of investments in investment funds	(965,629,329)
Proceeds from sales of investments in investment funds	752,148,153
Increase in short-term investments	(25,581,759)
Increase in prepaid investments in investment funds	(17,000,000)
Increase in receivable for investments sold	(68,156,821)
Increase in due from Morgan Stanley Institutional Cayman Fund LP	(85,394)
Increase in other assets	(50,314)
Increase in management fee payable	411,971
Increase in directors’ fee payable	1,090
Increase in accrued expenses and other liabilities	4,669,205

Net cash used in operating activities	(340,083,901)

Cash flows from financing activities
Proceeds from advances on line of credit	473,500,000
Repayments of line of credit	(421,000,000)
Capital contributions (including capital contributions received in advance)	556,810,009
Capital repurchases	(269,226,108)

Net cash provided by financing activities	340,083,901

Net change in cash	—
Cash at beginning of year	—

Cash at end of year	$—

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,220,464

Conversion to partners’ capital in 2007 of capital contributions received in advance during 2006	$20,000,000

The accompanying notes are an integral part of these financial statements and should not be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments

December 31, 2007

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held *		Percent of Partners’ Capital	First Available Redemption Date**	Liquidity***
Investment Funds

Convertible Arbitrage
KBC Convertible Opportunities Fund L.P.	7/1/2002	$226,703	$227,007	20.89%		0.01%	(a)	(a)
Lydian Partners II L.P.	7/1/2002	41,300,150	49,945,066	36.75		1.56	3/31/2008	Quarterly

Total Convertible Arbitrage		41,526,853	50,172,073			1.57

Distressed
Avenue Asia Investments, L.P.	7/1/2002	16,500,000	26,446,380	13.06		0.83	(a)	(a)
Avenue Asia Investments Delaware Statutory Trust	11/1/2007	58,167	57,628	0.85		0.00	10/31/2009	2 Years
Avenue Europe Investments, L.P.	8/1/2004	38,000,000	47,830,997	9.25		1.50	3/31/2008	Quarterly
Cerberus International, Ltd.	12/1/2007	110,000,000	110,440,000		†	3.45	12/31/2009	Quarterly

Total Distressed		164,558,167	184,775,005			5.78

Equity Long/Short - High Hedge
Atlas Advantage Fund, L.P.	7/1/2006	65,000,000	74,121,483	44.68		2.32	3/31/2008	Semi-annual
Highbridge Long/Short Equity Fund, L.P.	1/1/2005	59,000,000	89,691,776	29.44		2.81	3/31/2008	Quarterly
The 32 Capital Fund LLC	7/1/2007	35,000,000	33,315,652	45.60		1.04	1/31/2008	Monthly

Total Equity Long/Short - High Hedge		159,000,000	197,128,911			6.17

Equity Long/Short - Opportunistic
Blackstone Kailix Fund L.P.	10/1/2006	68,000,000	80,727,629	7.08		2.53	3/31/2008	Quarterly
Delta Institutional, LP	3/1/2004	47,400,000	68,177,219	8.31		2.13	3/31/2008	Quarterly
Karsch Capital II, LP	5/1/2004	57,339,452	76,475,098	12.03		2.39	3/31/2008	Quarterly
Lansdowne Global Financials Fund, L.P.	10/1/2004	47,647,820	97,919,739	16.27		3.06	3/31/2008	Monthly
Value Partners China Hedge Fund LLC	2/1/2005	25,965,961	50,553,047	27.22		1.58	1/31/2008	Monthly
Visium Balanced Fund, LP	12/1/2005	67,000,000	86,551,011	17.97		2.71	3/31/2008	Quarterly

Total Equity Long/Short - Opportunistic		313,353,233	460,403,743			14.40

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (continued)

December 31, 2007

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held *	Percent of Partners’ Capital	First Available Redemption Date**	Liquidity***
Investment Funds (continued)

Event Driven Credit
Fir Tree Recovery Fund, L.P.	7/1/2002	$721,281	$721,281	0.44%	0.02%	(b)	(b)
Plainfield Special Situations Onshore Feeder Fund LP	8/1/2005	95,000,000	110,100,953	22.10	3.45	3/31/2008	Quarterly
Q Funding III, L.P.	7/1/2002	23,118,520	31,844,395	18.71	1.00	6/30/2009 (c)	3 Years
Silver Point Capital Fund, L.P.	6/1/2007	81,000,000	79,885,748	2.16	2.50	6/30/2009	Annually (b)

Total Event Driven Credit		199,839,801	222,552,377		6.97

Fixed Income Arbitrage
Platinum Grove Contingent Capital Partners, L.P.	2/1/2005	55,319,898	61,604,068	7.91	1.94	2/29/2008	Monthly

Total Fixed Income Arbitrage		55,319,898	61,604,068		1.94

Macro
Brevan Howard L.P.	8/1/2004	79,500,000	107,364,622	13.15	3.36	3/31/2008	Monthly
D.E. Shaw Oculus Fund, L.L.C.	11/1/2004	80,000,000	119,786,186	6.27	3.75	3/31/2008	Quarterly

Total Macro		159,500,000	227,150,808		7.11

Mortgage Arbitrage
Ellington Mortgage Partners, L.P.	7/1/2002	60,340,964	65,184,868	16.74	2.04	3/31/2008	Annually
New Ellington Credit Partners, LP	2/1/2006	82,066,226	60,431,848	28.55	1.89	3/31/2008	Annually
Structured Servicing Holdings, L.P.	7/1/2002	29,471,535	38,106,189	17.07	1.19	2/29/2008	Monthly

Total Mortgage Arbitrage		171,878,725	163,722,905		5.12

Multi-Strategy
Amaranth Partners L.L.C.	11/1/2004	12,003,523	4,233,756	8.43	0.13	(a)	(a) (b)
Citadel Wellington LLC	7/1/2002	101,250,000	214,631,138	5.29	6.72	3/31/2008	2 Years & Quarterly
D.E. Shaw Composite Fund, L.L.C.	9/1/2005	81,673,118	102,311,537	2.39	3.20	3/31/2008	Quarterly (b)
HBK Fund L.P.	7/1/2002	104,161,678	136,358,000	5.75	4.27	3/31/2008	Quarterly
OZ Domestic Partners, L.P.	7/1/2002	115,500,000	156,977,883	6.60	4.91	6/30/2008	Annually (b)
Perry Partners, L.P.	12/1/2006	37,500,000	42,677,735	1.12	1.34	12/31/2008	Annually (b)
Polygon Global Opportunities Fund LP	7/1/2005	123,984,547	155,212,600	11.58	4.86	4/30/2008	Semi-annual & Quarterly
QVT Associates LP	9/1/2006	119,000,000	177,515,806	7.84	5.56	9/30/2008	Quarterly (b)
Sandelman Partners Multi-Strategy Fund, LP	5/1/2007	76,000,000	68,548,675	10.26	2.15	6/30/2008	Quarterly
TPG-Axon Partners, LP	10/1/2007	146,000,000	156,852,937	3.44	4.91	12/31/2009	Quarterly

Total Multi-Strategy		917,072,866	1,215,320,067		38.05

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (continued)

December 31, 2007

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held *	Percent of Partners’ Capital	First Available Redemption Date**	Liquidity***
Investment Funds (continued)

Relative Value Credit
Artesian GMSCAF (Onshore) Series LP—OP2	2/1/2006	$15,769,155	$13,995,859	16.54%	0.44%	3/31/2008	Quarterly

Total Relative Value Credit		15,769,155	13,995,859		0.44

Restructurings and Value
Amber Fund LP	4/1/2007	81,000,000	83,851,184	11.77	2.62	3/31/2008	Quarterly
Castlerigg Partners LP	5/1/2007	74,000,000	74,536,700	11.75	2.33	6/30/2008	Quarterly
Empyrean Capital Fund, LP	7/1/2004	407,519	407,519	0.10	0.01	(b)	(b)
Laxey Investors L.P.	9/1/2004	24,150,970	25,033,109	22.81	0.78	1/31/2008	Monthly
Oceanwood Global Opportunities Fund L.P.	7/1/2007	50,000,000	49,339,800	13.71	1.54	3/31/2008	Quarterly
One East Partners, LP	8/1/2006	58,000,000	66,952,109	18.20	2.10	3/31/2008	Quarterly (b)
Western Investment Activism Partners LLC	1/1/2006	52,124,130	59,869,071	53.75	1.87	3/31/2008	Monthly

Total Restructurings and Value		339,682,619	359,989,492		11.25

Total Investments in Investment Funds		$2,537,501,317	$3,156,815,308		98.80%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (continued)

December 31, 2007

Description	Cost	Fair Value	Percent of Partners’ Capital
Short-Term Investments
State Street Institutional Liquid Reserves Fund—Institutional Class	$25,485,045	$25,485,045	0.80%
4.85%
State Street Eurodollar Time Deposit
3.25% due 01/02/08	432,842	432,842	0.01

Total Short-Term Investments	25,917,887	25,917,887	0.81

Total Investments in Investment Funds and Short-Term Investments	$2,563,419,204	3,182,733,195	99.61

Other Assets, less Liabilities		12,342,133	0.39

Total Partners’ Capital		$3,195,075,328	100.00%

Detailed information about all of the Investment Funds’ portfolios is not available.

*	May represent percentage ownership of a feeder investment fund, which in turn invests in a master investment fund. May not reflect year-end redemptions at investment funds.
**	Investments in Investment Funds may be composed of multiple tranches. The First Available Redemption Date relates to the earliest date after December 31, 2007 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the First Available Redemption Date. Redemptions from Investment Funds may be subject to fees.
***	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.
(a)	Investment Fund is in liquidation. Proceeds in addition to those that may have already been received will be received periodically as the Investment Fund continues its liquidation process.
(b)	A portion of the assets of this Investment Fund are held in side pockets, which have restricted liquidity. See discussion in Note 2 to the financial statements.
(c)	Based on agreement with the underlying Investment Fund’s investment manager, if the Investment Fund becomes greater than 8% of the Partnership’s net assets, the Partnership may elect to redeem as of the next available month end date in an amount sufficient to bring the Investment Fund’s value to below 8% of the Partnership’s net assets.
†	Investment Fund is held indirectly through a swap agreement. See discussion in Note 4 to the financial statements.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (continued)

December 31, 2007

Strategy Allocation	Percent of Partners’ Capital
Multi-Strategy	38.05%
Equity Long/Short—Opportunistic	14.40
Restructurings and Value	11.25
Macro	7.11
Event Driven Credit	6.97
Equity Long/Short—High Hedge	6.17
Distressed	5.78
Mortgage Arbitrage	5.12
Fixed Income Arbitrage	1.94
Convertible Arbitrage	1.57
Short-Term Investments	0.81
Relative Value Credit	0.44

Total Investments in Investment Funds and Short-Term Investments	99.61%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements

December 31, 2007

1. Organization

Morgan Stanley Institutional Fund of Hedge Funds LP (the “Partnership”) was organized under the laws of the State of Delaware as a limited partnership on November 6, 2001 and commenced operations on July 1, 2002 pursuant to an Amended and Restated Agreement of Limited Partnership (as it may be amended, modified or otherwise supplemented from time to time, the “Agreement”). The Partnership is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Partnership’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who employ a variety of alternative investment strategies. Investments of the Partnership are selected opportunistically from a wide range of Investment Funds in order to create a broad-based portfolio of such Investment Funds while seeking to invest in compelling investment strategies and with promising third party investment managers at optimal times. The Partnership may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures.

Morgan Stanley Alternative Investment Partners LP serves as the Partnership’s general partner (the “General Partner”) subject to the ultimate supervision of, and subject to any policies established by, the Partnership’s Board of Directors (the “Board”). Morgan Stanley AIP GP LP, the general partner of the General Partner, serves as the Partnership’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Partnership, subject to the supervision of the Board. The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. The General Partner and the Adviser are affiliates of Morgan Stanley. The Partnership’s term is perpetual unless the Partnership is otherwise terminated under the terms of the Agreement or unless and until required by law.

The Partnership is a “Master” fund in a “Master-Feeder” structure whereby each feeder fund invests substantially all of its assets in the Partnership. At December 31, 2007, Morgan Stanley Institutional Cayman Fund LP, Morgan Stanley Institutional Cayman Fund SPC – Euro Segregated Portfolio, Morgan Stanley Institutional Cayman Fund SPC – Morgan Stanley Alpha Advantage U.S. Large Cap Core Equity Segregated Portfolio, Morgan Stanley Alpha Advantage U.S. Core Bond Fund LP and Morgan Stanley Institutional Cayman Fund SPC – Morgan Stanley Alpha Advantage U.S. Core Bond Segregated Portfolio, each a feeder fund to the Partnership, represented 23.82%, 0.97%, 4.74%, 0.14% and 8.12%, respectively, of the Partnership’s net assets. At December 31, 2007, Morgan Stanley Institutional Unit Trust (For Qualified Institutional Investors) and Morgan Stanley Institutional Unit Trust II (For Qualified Institutional Investors), each an indirect feeder fund to the Partnership, represented 2.47% and 0.64%, respectively, of the Partnership’s net assets.

The Board has overall responsibility for monitoring and overseeing the Partnership’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Partnership or the Adviser.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

1. Organization (continued)

Limited partnership interests of the Partnership (the “Interests”) are generally issued at the beginning of each calendar quarter, unless otherwise determined at the discretion of the General Partner. Additional contributions for Interests by eligible investors are accepted into the Partnership at net asset value. Effective July 3, 2006, the Board authorized the closing of the Partnership to new investors. The Partnership will remain open to investments made by current Limited Partners, including any feeder funds of the Partnership.

The Partnership may from time to time offer to repurchase Interests (or portions of them) at net asset value pursuant to written tenders made by a limited partner of the Partnership (a “Limited Partner”), and each such repurchase offer will generally apply to 5-25% of the net assets of the Partnership. Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion. In determining whether the Partnership should offer to repurchase Interests (or portions of them) from Limited Partners, the Board will consider the recommendations of the Adviser and the General Partner as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser and the General Partner expect that they will recommend to the Board that the Partnership offer to repurchase Interests (or portions of them) from Limited Partners quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). In general, the Partnership will initially pay at least 90% of the estimated value of the repurchased Interests to Limited Partners as of the later of: (1) a period of within 30 days after the value of the Interests to be repurchased is determined, or (2) if the Partnership has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Interests, within ten business days after the Partnership has received at least 90% of the aggregate amount withdrawn by the Partnership from such Investment Funds. The remaining amount will be paid promptly after completion of the annual audit of the Partnership and preparation of the Partnership’s audited financial statements.

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Partnership in preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the General Partner and Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation

The net asset value of the Partnership is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

At December 31, 2007, 99.19% of the Partnership’s portfolio was comprised of investments in Investment Funds. The remainder of the portfolio was invested in short-term investments. The Board has approved procedures pursuant to which the Partnership values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Partnership’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Valuations received by, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such valuations are generally net of management and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements and offering memoranda. The Partnership’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which processes assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the valuation supplied by, or on behalf of, such Investment Fund and to determine independently the value of the Partnership’s interest in such Investment Fund, consistent with the Partnership’s fair valuation procedures.

Where no fair value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to Board supervision. In accordance with the Agreement, the Adviser values the Partnership’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Partnership investments may differ significantly from the values that would have been used had a ready market for the investments held by the Partnership been available. Each Investment Fund held by the Partnership as of December 31, 2007 has been valued using the valuation supplied by, or on behalf of, such Investment Fund.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Partnership seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Partnership might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Partnership is permitted to fully liquidate its interest in the Investment Fund, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Fund’s investment manager. At December 31, 2007, less than 2% of the Partnership’s net assets were invested in side pockets maintained by the Investment Funds.

Fair Value of Financial Instruments

The fair value of the Partnership’s assets and liabilities which qualify as financial instruments under Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Values of Financial Instruments,” approximates the carrying amounts presented in the Statement of Assets, Liabilities and Partners’ Capital.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Partnership does not believe the adoption of FAS 157 will significantly impact the procedures pursuant to which the Partnership values its investments in Investment Funds at fair value. However, additional disclosures will be required about the inputs used to develop the measurements of fair value and where certain of those inputs are reflected within realized and unrealized gains and losses from investments in the Statement of Operations.

Income Recognition and Expenses

The Partnership recognizes income and records expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in Investment Funds’ net asset value is included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Redemption proceeds received, whether in the form of cash or securities, are applied as a reduction of the Investment Fund’s cost, and realized gain (loss) from investments in Investment Funds is calculated using specific identification.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income Recognition and Expenses (continued)

Net profits or net losses of the Partnership for each of its fiscal periods are allocated among and credited to or debited against the capital accounts of all Limited Partners and the General Partner (collectively, the “Partners”) as of the last day of each month in accordance with the Partners’ investment percentages as of the first day of each month. Net profits or net losses are measured as the net change in the value of the net assets of the Partnership, including any net change in unrealized appreciation or depreciation on investments, income (net of accrued expenses) and realized gains or losses, before giving effect to any repurchases by the Partnership of Interests or portions of Interests.

Short-Term Investments

Short-term investments are valued at amortized cost, which approximates fair value. Short-term investments are invested in a money market fund amortized and overnight in a short-term time deposit with the Partnership’s custodian, State Street Bank and Trust Company (“State Street”).

Income and Withholding Taxes

No provision for federal, state, or local income taxes is required in the financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Partners is to include its respective share of the Partnership’s realized profits or losses in its individual tax returns. The Partnership files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

For the year ended December 31, 2007, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, “Audits of Investment Companies,” the Partnership reclassified $20,810,703 and $82,221,921 from accumulated net investment loss and accumulated net realized gain, respectively, to net capital. The classification was to reflect, as an adjustment to net capital, the amounts of taxable income or loss that have been allocated to the Partners and had no effect on net assets.

The Partnership is required to withhold up to 30% U.S. tax from U.S. source dividends and 35% effectively connected income allocable to its non-U.S. investors and to remit those amounts to the U.S. Internal Revenue Service. The rate of withholding is generally the rate at which the particular non-U.S. investor is subject to U.S. federal income tax. The non-U.S. investors are obligated to indemnify the Partnership for any taxes that the Partnership is required to withhold as well as any interest or penalties.

If the Partnership incurs a withholding tax or other obligation with respect to the share of Partnership income allocable to any Partner, then the General Partner, without limitation of any other rights of the Partnership or the General Partner, will cause the amount of the obligation to be debited against the capital account of the Partner when the Partnership pays the obligation, and any amounts then or in the future distributable to the Partner will be reduced by the amount of the taxes. If the amount of the taxes is

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income and Withholding Taxes (continued)

greater than any distributable amounts, then the Partner and any successor to the Partner’s Interest or portion of an Interest will pay to the Partnership as a capital contribution, upon demand by the General Partner, the amount of the excess.

For the year ended December 31, 2007, the Partnership withheld and paid taxes of $3,341,924 and recorded an estimated tax withholding amount of $4,005,600. $6,839,519 was specifically allocated to the capital accounts of the foreign partners who incurred the withholding and is included in capital repurchases in the Statements of Changes in Partners’ Capital. $167,406 is due to the Partnership from former Partners and is included in due from Morgan Stanley Institutional Cayman Fund LP in the Statement of Assets, Liabilities and Partners’ Capital. The estimated tax withholding amount of $4,005,600 is payable at December 31, 2007 and is included in accrued expenses and other liabilities in the Statement of Assets, Liabilities and Partners’ Capital.

Effective June 30, 2007, the Partnership adopted the provisions of FASB Interpretation 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) – an interpretation of FASB Statement 109. FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements and applies to all open tax years as of the effective date. As of December 31, 2007, there was no impact to the Partnership’s financial statements as a result of the adoption of FIN 48.

If applicable, the Partnership recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations.

Limitation of Limited Partner Liability

Generally, except as provided under applicable law or under the Agreement, a Limited Partner shall not be liable for the Partnership’s debts, obligations and liabilities in any amount in excess of the capital account balance of such Limited Partner. Subject to applicable law, a Limited Partner may be obligated to return to the Partnership certain amounts distributed to the Limited Partner.

3. Management Fee, Performance Incentive, Related Party Transactions and Other

The Partnership bears all expenses related to its investment program including, but not limited to, expenses borne indirectly through the Partnership’s investments in the underlying Investment Funds.

Under the terms of the Investment Advisory Agreement (the “Advisory Agreement”), as amended, between the Adviser and the Partnership, the Adviser receives a management fee for services provided to the Partnership, calculated and generally paid monthly at a rate of 0.046% (0.55% on an annualized basis) of the Partnership’s net assets as of the end of business on the last business day of each month, before

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

3. Management Fee, Performance Incentive, Related Party Transactions and Other (continued)

adjustment for any repurchases effective on that day. For the year ended December 31, 2007, the Partnership incurred management fees of $16,990,685, of which $2,946,698 was payable to the Adviser at December 31, 2007.

Under the terms of the Agreement, as amended, the General Partner’s “Performance Incentive” for each Incentive Period, as defined below, is equal to 10% of the amount, if any, of: (1) the net profits allocated to each Limited Partner’s capital account for the Incentive Period in excess of any net losses so allocated for such Incentive Period; above (2) the greater of (a) the Limited Partner’s Hurdle Rate Amount, as defined below, for the Incentive Period or (b) any loss carry forward amounts applicable to the Limited Partner’s capital account. With respect to each Limited Partner for each Incentive Period, the Performance Incentive allocated to the General Partner will not exceed 1.75% of the Limited Partner’s ending capital account balance for that Incentive Period, as determined prior to the deduction of the Performance Incentive.

An “Incentive Period” generally corresponds to a fiscal year, but may vary with respect to Limited Partners. An Incentive Period may be composed of one or more consecutive “Sub-Periods.” The initial Sub-Period began upon the commencement of investment operations of the Partnership. Each subsequent Sub-Period begins immediately after the end of the previous Sub-Period, which occurs at the close of business on the earliest occurrence of: (i) the last day of the fiscal year; (ii) the date immediately prior to the effective date of additional purchases of Interests; (iii) the date immediately prior to the effective date of partial transfers of Interests; or (iv) the date on which the Partnership dissolves. Both the Incentive Period and the last Sub-Period within the Incentive Period terminate at the close of business on the earliest occurrence of: (i) the last day of the fiscal year; (ii) the date immediately prior to the effective date of a full transfer of Interests; or (iii) the date on which the Partnership dissolves.

The Partnership’s “Hurdle Rate” for a given Incentive Period is equal to 5% per annum plus the rate of return achieved by the Citi Three-Month U.S. Treasury Bill Index over the same Incentive Period. A Limited Partner’s “Hurdle Rate Amount” for a given Incentive Period is equal to the Hurdle Rate calculated for a given Incentive Period multiplied by the Limited Partner’s capital account balance as of the beginning of that Incentive Period. The Hurdle Rate is not cumulative and resets for each Incentive Period at the beginning of each such Incentive Period. The Performance Incentive is debited from each Limited Partner’s capital account and credited to the General Partner’s capital account at the end of each such Incentive Period. During the year ended December 31, 2007, the Performance Incentive earned was $107,271 and is included in the Statements of Changes in Partners’ Capital.

State Street provides accounting and administrative services to the Partnership. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.030% to 0.045%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Partnership, for which State Street serves as the administrator. The administrative services fee is subject to an annual aggregate minimum based on $125,000 per Morgan Stanley product.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

3. Management Fee, Performance Incentive, Related Party Transactions and Other (continued)

State Street also serves as the Partnership’s custodian. Under a custody services agreement, State Street is paid a custody fee monthly at an annual rate ranging from 1.5% to 2.0%, based on i) the aggregate monthly net assets of certain Morgan Stanley products, including the Partnership, for which State Street serves as the custodian, and ii) investment purchases and sales activity related to the Partnership.

The Partnership is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Partnership.

The Partnership has a deferred compensation plan (the “DC Plan”) that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Partnership. At December 31, 2007, the Partnership’s proportionate share of assets attributable to the DC Plan was $15,883, which is included in the Statement of Assets, Liabilities and Partner’s Capital under other assets and accrued expenses and other liabilities.

At December 31, 2007, there was one Limited Partner, unaffiliated with Morgan Stanley, with a capital balance that represented approximately 48% of the Partnership’s capital and another Limited Partner, unaffiliated with Morgan Stanley, that invested in the Partnership indirectly through a feeder fund, which had a capital balance that represented approximately 13% of the Partnership’s capital.

4. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Partnership invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Partnership’s risk of loss in these Investment Funds is limited to the value of these Investment Funds as reported by the Partnership.

Swap Agreements

The Partnership may enter into total return, interest rate, index and currency rate swap agreements. These transactions may be undertaken in an attempt to obtain a particular return when the Adviser determines appropriate, possibly at a lower cost than if the Partnership had invested directly in the investment or instrument. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

4. Financial Instruments with Off-Balance Sheet risk (continued)

Swap Agreements (continued)

investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, in the value of an Investment Fund or in a “basket” of securities representing a particular index or underlying Investment Funds.

Most swap agreements entered into by the Partnership require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations or rights under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.

Swaps are valued based on market values provided by dealers. The Partnership is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Partnership is contractually obligated to make. If the other party to a swap defaults, the Partnership’s risk of loss consists of the net amount of payments that the Partnership contractually is entitled to receive, which may be different from the amounts recorded in the Statement of Assets, Liabilities and Partners’ Capital.

The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps, generally, is reported as appreciation/depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Generally, unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability in the Statement of Assets, Liabilities and Partners’ Capital. The unrealized appreciation/depreciation, rather than the contract amount, represents the approximate future cash to be received or paid, respectively.

As of December 31, 2007, there was one swap agreement (the “Swap Agreement”) outstanding, with UBS AG, London Branch, (“UBS”) dated December 3, 2007. At December 31, 2007, the Swap Agreement was subject to a maximum notional amount of $110,000,000. The Partnership may adjust the outstanding notional amount provided that certain conditions are satisfied. An amount equal to the outstanding notional amount was invested by UBS in Cerberus International, Ltd. (“Cerberus”). The Partnership receives the total return of Cerberus. In exchange, the Partnership pays interest on a quarterly basis on the outstanding notional amount at a rate equal to 0.30%. At December 31, 2007, the outstanding notional amount was $110,000,000. The maturity date of the Swap Agreement is December 31, 2009, subject to the date on which UBS’s investment in Cerberus has been fully liquidated.

The Partnership reduces its credit risk by entering into master netting agreements that incorporate the right of “off-set” across derivative products with the same counterparty. At December 31, 2007, the Partnership viewed its credit exposure for total return swaps as $110,413,417, since i.) the Partnership

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

4. Financial Instruments with Off-Balance Sheet Risk (continued)

Swap Agreements (continued)

deposited $110,000,000 with UBS as collateral for the notional amount of the Swap Agreement, and ii.) the fair value of the Swap Agreement for which a master netting agreement exists is in a net unrealized gain position. In accordance with the terms of the Swap Agreement, UBS or any other qualified custodian should maintain a certain level of capitalization and credit rating to hold the swap collateral.

As of December 31, 2007, the Partnership concluded that the Swap Agreement did not meet the criteria for treatment as a derivative under Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities.” As a result, UBS’s investment in Cerberus and the related swap collateral were reflected by the Partnership as a direct holding within investments in Investment Funds in the Schedule of Investments and the Statement of Assets, Liabilities and Partners’ Capital. The change in the value of the Swap Agreement was reflected by the Partnership in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Interest payments related to the Swap Agreement were reflected by the Partnership as interest expense in the Statement of Operations, of which any interest payable at December 31, 2007 was reflected in accrued expenses and other liabilities in the Statement of Assets, Liabilities and Partners’ Capital.

5. Line of Credit

Effective April 28, 2006, the Partnership entered into a credit agreement with State Street for a revolving line of credit (the “Facility”). The maximum availability under the Facility is the lesser of $150,000,000 or 10% of the Partnership’s Net Asset Value, as defined in the credit agreement. The interest rate on the borrowings is the current Federal Funds Rate plus 1.00% per annum. Under the terms of the Facility, borrowings are repayable within 120 days of the initial date of advance. At December 31, 2007, $111,500,000 was outstanding against the Facility. For the year ended December 31, 2007, the Partnership incurred interest expense of $1,679,060 in connection with the Facility. Borrowings are secured by the Partnership’s investments in Investment Funds. Detailed below is summary information concerning the borrowings:

# of Days Outstanding	Weighted Average Balance	Weighted Average Rate
191	$54,279,058	5.83%

6. Receivable for Investments Sold

As of December 31, 2007, $168,950,444 was due to the Partnership from sixteen Investment Funds. The receivable amount represents the fair value of each investment in Investment Funds net of management fees and incentive fees/allocations that may have been charged by the Investment Funds.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

7. Contractual Obligations

The Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Investments in Investment Funds

As of December 31, 2007, the Partnership invested primarily in Investment Funds. At December 31, 2007, 16.88% of the Partnership’s capital (excluding sidepockets) was invested in Investment Funds with the next available redemption date extending beyond one year from December 31, 2007.

Prepaid investments in Investment Funds represent amounts transferred to Investment Funds prior to period-end relating to investments to be made effective January 1, 2008, pursuant to each Investment Fund’s operating agreements.

For the year ended December 31, 2007, aggregate purchases and proceeds from sales of investments in Investment Funds were $965,629,329, and $752,148,153, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income or loss allocated to the Partnership from the Investment Funds. The allocated taxable income or loss is reported to the Partnership by the Investment Funds on Schedule K-1s. Such tax adjustments for the year ending December 31, 2007 will be made once the Partnership has received all 2007 Schedule K-1s from the Investment Funds.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

9. Financial Highlights

The following represents ratios to average Limited Partners’ capital and other financial highlights information for Limited Partners.

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004 (a)	For the Year Ended December 31, 2003
Total return - prior to Performance Incentive	9.31%	9.96%	6.11%	5.58%	10.61%
Performance Incentive	0.00 (b)	(0.02)	0.00 (b)	0.00 (b)	(0.67)

Total return - net of Performance Incentive (c)	9.31%	9.94%	6.11%	5.58%	9.94%
Ratio of total expenses to average Limited Partners’ capital (d)	0.69%	0.69%	0.67%	0.92%	1.04%
Performance Incentive to average Limited Partners’ capital	0.00 (b)	0.02	0.01	0.00 (b)	0.63

Ratio of total expenses and Performance Incentive to average Limited Partners’ capital (d)	0.69%	0.71%	0.68%	0.92%	1.67%
Ratio of net investment loss to average Limited Partners’ capital (e) (f)	(0.67)%	(0.63)%	(0.56)%	(0.87)%	(0.99)%
Portfolio turnover	25%	27%	34%	13%	13%
Net assets at end of the period (000s)	$3,195,075	$2,764,840	$2,001,070	$1,717,415	$1,096,799

(a)	As of January 1, 2004, the Partnership adopted the method of accounting for interim payments on swap contracts in accordance with clarification provided by the SEC to registered investment companies. The Partnership has reclassified interim payments made under total return swap agreements. These interim payments are reflected within net realized loss and net change in unrealized appreciation/depreciation on swap contracts in the Statement of Operations; however, prior to January 1, 2004, these interim payments were reflected within interest expense in the Statement of Operations. The effect of this change for the year ended December 31, 2004 was to decrease the ratio of net investment loss to average Limited Partners’ capital and to decrease the ratio of total expenses to average Limited Partners’ capital by 0.05% and 0.05%, respectively.
(b)	Impact of Performance Incentive represented less than 0.005%.
(c)	Total return - net of Performance Incentive is calculated as the change in Limited Partners’ capital, adjusted for contributions and repurchases during the period, after Performance Incentive, if any, allocated to the General Partner.
(d)	Ratios do not reflect the Partnership’s proportionate share of the expenses of the Investment Funds.
(e)	Excludes impact of Performance Incentive.
(f)	Ratios do not reflect the Partnership’s proportionate share of the income and expenses of the Investment Funds.

The above ratios and total return have been calculated for the Limited Partners taken as a whole. An individual Limited Partner’s return and ratios may vary from these returns and ratios due to the timing of capital transactions and withholding tax allocation, as applicable.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

10. Subsequent Events

From January 1, 2008 through February 26, 2008, the Partnership made $111.5 million in repayments in connection with the Facility.

From January 1, 2008 through February 26, 2008, the Partnership accepted and received approximately $135.3 million in additional contributions. The Partnership has also received tenders to repurchase Interests of approximately $178.4 million in respect of the quarterly tender offer for March 31, 2008.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of (1) the Partnership’s policies and procedures with respect to the voting of proxies relating to the Partnership’s Investment Funds; and (2) how the Partnership voted proxies relating to Investment Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Partnership at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Partnership also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Partnership’s first and third fiscal quarters on Form N-Q. The Partnership’s Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Partnership’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Partnership at 1-888-322-4675.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)

We are required by federal law to provide you with a copy of our privacy policy annually.

This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Alternative Investment Partners (“Morgan Stanley AIP”) as well as current and former individual clients of Morgan Stanley AIP. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•

We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•

We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•

If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued)

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other Morgan Stanley companies. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to enable such nonaffiliated third parties to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We respect your privacy and offer you choices as to whether we share with other Morgan Stanley companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with other Morgan Stanley companies–such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us. If you wish to opt-out, you may do so by writing to us at:

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued)

Morgan Stanley Alternative Investment Partners

Attention: AIP Investor Services

One Tower Bridge

West Conshohocken, PA 19428

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about Morgan Stanley products and services that could help you manage your financial resources and achieve your investment objectives.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Morgan Stanley Alternative Investment Partners

Attention: AIP Investor Services

One Tower Bridge

West Conshohocken, PA 19428

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Information Concerning Directors and Officers (Unaudited)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios Overseen in Fund Complex ***	Other Trusteeships/ Directorships Held Outside the Fund Complex
Independent Directors

Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral of the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator-Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retails Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1989-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	182	Director of various non- profit organizations.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios Overseen in Fund Complex ***	Other Trusteeships/ Directorships Held Outside the Fund Complex
Independent Directors (continued)

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, John Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Counsel (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc., and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios Overseen in Fund Complex ***	Other Trusteeships/ Directorships Held Outside the Fund Complex
Independent Directors (continued)

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Boards and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since July 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.
Interested Director

James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail Funds or Institutional Funds, as applicable.
***	The Fund Complex includes all funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (“MSIM”), Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP. The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Officers ***

Ronald E. Robison (69) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of the Investment Advisor; Chief Administrative Officer of Morgan Stanley Services Company Inc.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000 to July 2004).

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with Morgan Stanley Investment Advisors Inc.

Cory S. Pulfrey (48) Morgan Stanley Alternative Investment Partners LP One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, PA 19428	Vice President	Since January 2003	Managing Director of Morgan Stanley Investment Management Inc.; Chairman and Managing Director of Morgan Stanley Alternative Investments Inc. AIP; Lead Portfolio Manager for the Private Equity Fund of Funds Portfolios; formerly Managing Director of the Weyerhaeuser Pension Fund Investment Group.

Carston Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004); formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Officers *** (continued)

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration of Morgan Stanley Investment Management; Managing Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Treasurer and Chief Financial Officer of the Institutional Funds.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of Morgan Stanley & Co, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	This is the date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as an Officer for the Retail Funds and the Institutional Funds reflect the earliest date the Officer began serving the Retail Funds or Institutional Funds as applicable.
***	In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Partnership: Lou Anne D. Mclnnis, Joseph Benedetti, Joane Antico, Daniel Burton, John F. Cacchione, Tara A. Farrelly, Alice J. Gerstel, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Bernard V. Peterson, Debra Rubano, Julien H. Yoo, Jennifer Cattier, Joanne Doldo, Eric Griffith and Sheri Schreck. The following individuals who are officer of the Adviser or its affiliates also serve as assistant treasurers of the Partnership: Eric Marmoll, Francine Tai, Roman Osidach and Bud Rein.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428

Directors

Michael Nugent, Chairperson of the Board and Director

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Ronald E. Robison, President and Principal Executive Officer

Stefanie V. Chang Yu, Vice President

Cory Pulfrey, Vice President

Amy R. Doberman, Vice President

Carsten Otto, Chief Compliance Officer

James W. Garrett, Treasurer and Chief Financial Officer

Mary E. Mullin, Secretary

Investment Adviser

Morgan Stanley AIP GP LP

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428

Administrator, Custodian, Fund Accounting Agent and Escrow Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, PA 19103

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

ITEM 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Exhibit C was amended to name Amy Doberman as General Counsel.

(d)	Not applicable.

(e)	Not applicable.

(f)

(1)	The Registrant’s Code of Ethics is attached hereto as Exhibit (a)(1) pursuant to Item 12(a)(1).

(2)	Not applicable.

(3)	Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors has determined that it has one “audit committee financial expert” serving on its audit committee, who is an “independent” Director: Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2007

	Registrant		Covered Entities(1)
Audit Fees	$60,255		N/A

Non-Audit Fees
Audit-Related Fees	$0		$731,800	(2)
Tax Fees	$0	(3)	$104,020	(4)
All Other Fees	$0		$166,270	(5)
Total Non-Audit Fees	$0		$1,002,090
Total	$60,255		$1,002,090

2006

	Registrant		Covered Entities(1)
Audit Fees	$58,500		N/A

Non-Audit Fees
Audit-Related Fees	$0		$756,000	(2)
Tax Fees	$20,500	(3)	$79,422	(6)
All Other Fees	$0		$531,708	(7)
Total Non-Audit Fees	$20,500		$1,367,130
Total	$79,500		$1,367,130

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.
(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.
(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC Entities and consulting services for the Van Kampen Funds.
(5)	All Other Fees represent attestation services provided in connection with performance presentation standards.
(6)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC Entities.
(7)	All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 20041

A. Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

B. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

C. Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

D. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

E. Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

F. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

G. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

H. Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

I. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

J. Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)	Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)	Not applicable.

(g)	See table above.

(h)	The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS. Refer to Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. The Proxy Voting Policies and Procedures of the Fund and its investment adviser are as follows:

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter, articles of association or bylaws.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•

Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management proposals for higher dividend payouts.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E. Takeover Defenses and Shareholder Rights

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G. Executive and Director Remuneration.

1.	We generally support the following proposals:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)

1.	Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.	Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.	Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

ITEM 8.	PORTFOLIO MANAGERS.

(a)(1) This information is as of March 7, 2008

Mustafa A. Jama. Mr. Jama is a Managing Director of Morgan Stanley Investment Management Inc. (“MSIM”). Effective February 2005, Mr. Jama began serving as Chief Investment Officer and Head of Morgan Stanley AIP Fund of Hedge Funds of Morgan Stanley AIP and, since 2004, has been a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception in 2005. Prior to joining MSIM in January 2004, he was with Glenwood Capital Investments where he was a senior investment professional and a member of its Investment Committee. Previously, he was a portfolio manager at Deutsche Asset Management in its hedge fund group, focusing on long/short equity, fixed income, and convertible arbitrage strategies. He holds an M.B.A. from Harvard Business School and a B.S. in civil engineering from Southern University.

José F. González-Heres. Mr. González-Heres is an Executive Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception in 2005. He was promoted to Portfolio Manager in 2004 after having served as Senior Research Analyst since 2001. Prior to joining MSIM, he served as Chief Executive Officer of Suggestionator, Inc., a privately held software company. Mr. González-Heres has also worked as an Investment Banker in the Public Finance departments of Bear, Stearns & Co., Inc. and Prudential Securities Inc. Prior to his investment banking positions, Mr. González-Heres worked at IBM Corporation in Engineering, Sales, Marketing and Consulting and at IBM Credit Corporation in its Corporate Finance Department. While at IBM, he earned a U.S. and international patent for his work on algorithms. Mr. González-Heres is a past Board Member of the City of Boca Raton and Florida’s Telecommunications Advisory Board. He holds an M.B.A. from the Yale University School of Management in Finance and Investments and a B.S. in Electrical Engineering from Northwestern University.

Paresh Bhatt. Mr. Bhatt is an Executive Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception in 2005. He was promoted to portfolio manager in July 2004 after having served as a Research Analyst since he joined MSIM in May 2003. Prior to joining MSIM, he was a Senior Investment Analyst with SEI Investments where he managed multi-manager global equity and Europe, Australia and Far East (EAFE) portfolios as well as led due diligence activities on institutional quality funds of hedge funds. Prior to joining SEI Investments, he was an Equity Analyst for Granite Associates where he conducted equity research in the technology, media and telecom sector and monitored hedge fund investments. He has also held positions at Lehman Brothers and Bankers Trust, where he focused on credit risk management of derivatives portfolios. Mr. Bhatt began his career with the Federal Reserve Board. Mr. Bhatt holds an M.B.A. from the Wharton School in Finance and a B.A. in Economics from Union College.

Kevin Kuntz. Mr. Kuntz is an Executive Director of MSIM and, since joining the Adviser in 2006, has been a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund. Mr. Kuntz has nearly 20 years of relevant industry experience. He is also a member of the Investment Committee. Before joining Morgan Stanley, Mr. Kuntz was a portfolio manager at Ramius HVB Partners LLC, a division of Ramius Capital LLC, where he was responsible for the long/short equity components for fund of hedge funds vehicles. Prior to that, he was portfolio manager and strategy head for long/short equity research at J.P. Morgan Alternative Asset Management. Prior to that, he worked in trading and risk management. Mr. Kuntz received a B.S. in Finance from St. John’s University.

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is an Executive Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since 2006. He was promoted to portfolio manager in September 2006 after having served as an investment analyst since he joined MSIM in September 2004. Mr. van der Zwan has more than 11 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $40 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of December 31, 2007.

Mustafa A. Jama Jose F. Gonzalez-Heres Paresh Bhatt Kevin Kuntz Mark L. W. van der Zwan	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	Three	$4.04
Other Pooled Investment Vehicles	Fourteen	$3.81
Other Accounts	Five	$3.31

(a)(2)(iv) Conflicts of Interests -

THE ADVISER AND THE INVESTMENT MANAGERS

The Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Fund are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser and may follow. Although the Adviser anticipates that Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will adhere to, and comply with, its stated practices. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program (or, in some cases, to portions of the investment program) employed by it for certain Adviser Accounts. As a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those Adviser Accounts. There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

The Adviser evaluates for the Fund and for the Adviser Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an Adviser Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Adviser Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of the Fund differ from those of the Adviser Accounts. Accordingly, the future performance of the Fund and the Adviser Accounts will vary.

When the Adviser determines that it would be appropriate for the Fund and one or more Adviser Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Investment Funds) on the combined size of positions that may be taken for the Fund and/or the Adviser Accounts, thereby limiting the size of the Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Adviser Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Adviser Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters” below.

Directors, principals, officers, employees and affiliates of the Adviser and each Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or an Investment Manager, or by the Adviser for the Adviser Accounts, or by an Investment Manager on behalf of its own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time from that of, positions taken for the Fund or an Investment Fund.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Investment Manager Accounts or the Fund.

OTHER MATTERS

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to conflicts of interest other than those described above.(a)(3)

(a)(3) Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Components of discretionary compensation may include:

•	Cash Bonus;

•

Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards – a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•

Investment Management Deferred Compensation Plan (IMDCP) awards – a mandatory program that defers a portion of discretionary year-end compensation and notionally allocates it to designated funds advised by the Adviser or its affiliates. The awards are subject to vesting and other conditions;

•

Voluntary Deferred Compensation Plans – voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors typically include:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against, if applicable, the fund’s primary benchmark (as indicated in the fund’s prospectus), indices and/or peer groups where available. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management.

(a)(4) Securities Ownership of Portfolio Managers

As of December 31, 2007 none of Mustafa A. Jama, Jose F. Gonzalez-Heres, Paresh Bhatt or Mark L van der Zwan owned any securities in the Fund.

(b) Not Applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES. Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)

(1) Code of Ethics, as the subject to the disclosure required by Item 2.

(2) Certifications of Principal Executive Officer and Principal Financial Officer attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	President
Date:	March 7, 2008

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	March 7, 2008

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	March 7, 2008